AREAS OF JUDGMENT AND ESTIMATION UNCERTAINTY	12 Months Ended
Dec. 31, 2019
AREAS OF JUDGMENT AND ESTIMATION UNCERTAINTY [Abstract]
AREAS OF JUDGMENT AND ESTIMATION UNCERTAINTY
AREAS OF JUDGMENT AND ESTIMATION UNCERTAINTY
In preparing our consolidated financial statements, we make judgments in applying our accounting policies. The judgments that have the most significant effect on the amounts recognized in our consolidated financial statements are outlined below. In addition, the preparation of consolidated financial statements in conformity with IFRS requires the use of estimates that affect the amounts reported and disclosed in the consolidated financial statements and related notes. These estimates are based on management’s best knowledge of the relevant facts and circumstances, having regard to previous experience, but actual results may differ materially from the amounts included in the consolidated financial statements. We have outlined below information about assumptions and other sources of estimation uncertainty as at December 31, 2019 that have a risk of resulting in a material adjustment to the carrying amounts of assets and liabilities within the next year.

a)	Areas of Judgment
Assessment of impairment indicators

Judgment is required in assessing whether certain factors would be considered an indicator of impairment. We consider both internal and external information to determine whether there is an indicator of impairment present and, accordingly, whether impairment testing is required. The information we consider in assessing whether there is an indicator of impairment includes, but is not limited to, market and economic conditions, commodity prices, reserves and resources, mine plans and operating results, market transactions for similar assets and our market capitalization.

3.	AREAS OF JUDGMENT AND ESTIMATION UNCERTAINTY (continued)

a)	Areas of Judgment (continued)
Assessment of impairment indicators (continued)

At December 31, 2019, we assessed whether there were indicators of impairment present for our mineral properties, plant and equipment. As part of our assessment, we noted that total sustaining capital expenditures estimated in Puna Operations' 2019 LOM plan, which was completed in the fourth quarter of 2019, were significantly higher than the sustaining capital expenditures estimated in the 2016 Puna Operations Technical Report. The increase in the estimate of total sustaining capital expenditures over the LOM was considered to be an indicator of impairment. As a result, we performed an impairment assessment of Puna Operations as at December 31, 2019 (note 24).

Functional currency

We have determined the functional currency of each of our subsidiaries is the U.S. dollar. The determination of a subsidiary’s functional currency requires significant judgment to determine the primary economic environment. We reconsider the functional currency of our entities if there is a change in events and conditions which determined the primary economic environment.

Determination of commencement of commercial production

The determination of when a mine is in the condition necessary for it to be capable of operating in the manner intended by management (referred to as "commercial production") is a matter of significant judgment which impacts when we recognize revenue, operating costs and depreciation and depletion in our consolidated statements of income (loss). In making this determination, management considers whether (a) the major capital expenditures to bring the mine to the condition necessary for it to be capable of operating in the manner intended was complete; (b) ramping up to nameplate design capacity has been achieved for the operations; (c) the mine and mill were meeting performance design criteria such as mining rates, haulage targets, hourly throughput and process recovery; and (d) a saleable product could be produced.

Deferred tax assets and liabilities

Judgment is required in assessing whether deferred tax assets and certain deferred tax liabilities are recognized on the balance sheet and what tax rate is expected to be applied in the year when the related temporary differences reverse. We also evaluate the recoverability of deferred tax assets based on an assessment of our ability to use the underlying future tax deductions. Deferred tax liabilities arising from temporary differences on investments in subsidiaries are recognized unless the reversal of the temporary differences is not expected to occur in the foreseeable future and can be controlled by us. Judgment is also required on the application of income tax legislation. We are subject to assessments by various taxation authorities, which may interpret legislation differently. These judgments are subject to risk and uncertainty and could result in an adjustment to the deferred tax provision and a corresponding credit or charge to profit.

3.	AREAS OF JUDGMENT AND ESTIMATION UNCERTAINTY (continued)

b)	Sources of Estimation Uncertainty
Recoverable amount of Puna Operations CGU

When impairment testing is required, discounted cash flow models are used to determine the recoverable amount of the applicable assets. In addition, if available, market transactions for comparable assets are considered in determining the recoverable amount of assets. The projected discounted cash flows are significantly affected by changes in assumptions related to metal prices, production based on current estimates of recoverable Mineral Reserves, future operating costs and capital expenditures, the discount rate and the foreign exchange rate. These inputs are based on our best estimates of what an independent market participant would consider appropriate. Changes in these inputs may impact the results of the impairment testing and the resulting carrying values of assets.

As described in note 3(a), we determined there was an indicator of impairment present at Puna Operations at December 31, 2019 and, therefore, we performed an impairment assessment. At December 31, 2019, the carrying amount of Puna Operations CGU was $141.9 million (December 31, 2018 - $131.0 million). We concluded there was no impairment (see note 24).

Recoverable amount of goodwill

A discounted cash flow model is used to determine the recoverable amount of the Seabee Gold Operation CGU when performing the annual impairment test for goodwill. The projected cash flows are significantly affected by assumptions related to metal prices, production based on current estimates of recoverable Mineral Reserves and Mineral Resources, future operating costs and capital expenditures, the discount rate and a Canadian dollar ("CAD") to U.S. dollar ("USD") foreign exchange rate. Note 10 outlines the significant inputs used when performing our goodwill impairment testing. These inputs are based on our best estimates of what an independent market participant would consider appropriate. There is a risk that changes in these inputs may result in a material adjustment to the carrying value of goodwill within the next year.

The carrying amount of goodwill was $49.8 million at December 31, 2019 and 2018.

Mineral Reserves and Mineral Resources

We estimate Mineral Reserves and Mineral Resources based on information prepared by qualified persons as defined by NI 43-101. Mineral Reserves are used in the calculation of depletion, depreciation, in performing impairment testing and for forecasting the timing of the payment of reclamation and closure costs, and future taxes. In assessing the LOM for accounting purposes, Mineral Resources are only taken into account where there is a high degree of confidence of economic extraction. There are numerous uncertainties inherent in estimating Mineral Reserves, and assumptions that are valid at the time of estimation may change significantly when new information becomes available. Changes in the forecast prices of commodities, exchange rates, production costs or recovery rates may, ultimately, result in Mineral Reserves estimates being revised. Such changes in Mineral Reserves could impact depletion and depreciation rates, asset carrying values and the provision for reclamation and closure costs.

3.	AREAS OF JUDGMENT AND ESTIMATION UNCERTAINTY (continued)

b)	Sources of Estimation Uncertainty (continued)
Valuation of inventory
The measurement of inventory, including the determination of its NRV, especially as it relates to ore in stockpiles and leach paid inventory, involves the use of estimates.
The NRV of inventory is calculated as the estimated price at the time of sale based on prevailing and forecast metal prices less estimated future production costs to convert the inventory into saleable form and associated selling costs. In addition, in determining the value of the leach pad inventory, we make estimates of quantities and grades of ore stacked on leach pads and in-process, and the recoverable gold in this material to determine the total inventory. Changes in these estimates can result in a change in carrying amounts of inventory, as well as cost of sales. The determination of forecast sales price, recovery rates, grade, assumed contained metal in stockpiles and leach pad inventory and production and selling costs requires significant assumptions that may impact the stated value of our inventory.
Depletion and depreciation
We use the units of production method to deplete mineral properties, whereby depletion is calculated using the quantity of ounces extracted from the mine in the period as a percentage of the total quantity of ounces expected to be extracted in current and future periods. Other assets are depreciated, net of residual value, using the straight-line method over the useful life of the equipment.
The calculation of the unit of production rate and the useful life and residual values of capital assets, and therefore the annual depletion and depreciation expense, could be materially affected by changes in the underlying estimates. Changes in estimates can be the result of changes in our mine plans, differences between estimated and actual costs of mining and differences in the gold price used in the estimation of Mineral Reserves.
Estimate of reclamation and closure costs

Our provision for reclamation and closure cost obligations represents management's best estimate of the present value of the future cash outflows required to settle the liability which reflects estimates of future costs, the timing of the cash flows associated with the future costs, inflation and movements in foreign exchange rates when liabilities are anticipated to be settled in a currency other than the United States dollar. Cost estimates can vary in response to many factors including changes to the relevant legal requirements, whether closure plans achieve intended reclamation goals, the emergence of new restoration techniques or experience at other mine sites, local inflation rates and foreign exchange rates. The expected timing of expenditures can also change, for example, in response to changes in Mineral Reserves, production rates or economic conditions. Our assumptions are reviewed at the end of each reporting period and adjusted to reflect management's current best estimate and changes in any of the above factors can result in a material change to the provision recognized by us. At December 31, 2019, our total provision for reclamation and closure cost obligations was $84.2 million (December 31, 2018 - $62.2 million).